UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest
event reported) October 22, 2014

PacWest Bancorp

(Exact name of registrant as specified in its charter)

Delaware	00-30747	33-0885320
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

10250 Constellation Blvd., Suite 1640, Los Angeles, California 90067

(Address of principal executive offices and zip code)

(310) 286-1144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.*

On October 22, 2014, PacWest Bancorp announced its results of operations and financial condition for the quarter and nine months ended September 30, 2014. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.*

(d) Exhibits.

Exhibit
Number	Description

99.1	Press release dated October 22, 2014

*The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of PacWest Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PacWest Bancorp

	By	/s/ Lynn M. Hopkins
	Name:	Lynn M. Hopkins
	Title:	Executive Vice President

Date: October 22, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 22, 2014